UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2019
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GALAXY NEXT GENERATION, INC.
(Exact Name of Registrant as Specified in its Charter)

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Nevada	333-51918	61-1363026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Galaxy Next Generation, Inc. 285 Big A Road Toccoa, GA 30577
(Address of principal executive offices)

Registrant's telephone number:  (706) 391-5030

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 2.01- Completion of Acquisition or Disposition of Assets

On January 24, 2019 Galaxy Next Generation, Inc sold the stock in its wholly owned subsidiary FullCircle Entertainment, Inc. (“FCE”) in exchange for 38,625 (“Galaxy” or the “Company”) shares of the Company’s common stock.  This was done in fulfilment of the Company’s agreement to transfer the ownership of FCE, which contained in that certain merger agreement the Company entered on June 6, 2019 with FullCircle Registry, Inc.  FCE owns a cinema complex in Indianapolis, Indiana, and the debts of FCE exceeded the value of its assets.

Galaxy Next Generation, Inc. is a U.S. distributor of interactive learning technology hardware and software that allows the presenter and participant to engage in a fully collaborative instructional environment. Galaxies’ products include Galaxy’s own private-label interactive touch screen panel as well as numerous other national and international branded peripheral and communication devices.  New technologies like Galaxy’s own SAM series touchscreen panels and its partnered Vivi Smartbox are sold along with renowned brands such as Google Chromebooks, Microsoft Surface Tablets, Lenovo & Acer computers, Verizon Wi-Fi and more.

Galaxy’s distribution channel consists of 22 plus resellers across the U.S. who primarily sell its product within the commercial and educational market.  Galaxy does not control where the resellers focus their resale efforts, generally the K-12 education market is the largest customer base for Galaxy products – comprising nearly 90% of Galaxy’s sales

Certain statements contained in this current report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for Galaxy’ s business and operations and involve a number of risks and uncertainties.  Galaxy’s forward-looking statements in this report are made as of the date hereof and Galaxy disclaims any duty to supplement, update or revise such statements on a going forward basis, whether as a result of subsequent developments, change, expectations or otherwise.  In connection with the “safe harbour” provision of the Private Securities Litigation Reform Act of 1995 Galaxy is identifying certain forward-looking information regarding, among other things, the sale of FCE, which is a wholly owned subsidiary of Galaxy.  Actual events or results may differ materially from those contained in these forward-looking statements.  Important factors that could cause further events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the ability of Galaxy to successfully complete the sale, to implementation of  Galaxy’s business plan; uncertainties relating to the ability to realize the expected benefits of the sale; unanticipated or unfavorable regulatory matters; general economic conditions in the region and industry in which Galaxy operates, and other risk factors as discussed in Galaxy’ s other filings made from time to time with the United States Securities and Exchange Commission.

Item 9.01- Financial Statements and Exhibits

Exhibit 10.1- Share Purchase Agreement.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GALAXY NEXT GENERATION, INC.
Dated: February 12, 2019	By:	/s/Gary LeCroy
	Name:	Gary LeCroy
	Title:	Chief Executive Officer